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                                                                      Exhibit 99

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, B. Francis Saul II, the Chairman and Chief Executive Officer of Saul Centers, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's annual report on Form 10-K for the period ending December 31, 2002 (the "Report"). The undersigned hereby certifies that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   March 21, 2003                         /s/ B. Francis Saul II
     ---------------------             -----------------------------------------
                                       Name: B. Francis Saul II
                                       Title: Chairman & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Saul Centers, Inc. and will be retained by Saul Centers, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Scott V. Schneider, the Chief Financial Officer of Saul Centers, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's annual report on Form 10-K for the period ending December 31, 2002 (the "Report"). The undersigned hereby certifies that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   March 21, 2003                /s/ Scott V. Schneider
     -------------------------        ------------------------------------------
                                      Name:  Scott V. Schneider
                                      Title: Senior Vice President,
                                             Chief Financial Officer, Secretary
                                             & Treasurer


A signed original of this written statement required by Section 906 has been provided to Saul Centers, Inc. and will be retained by Saul Centers, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.